EXHIBIT 99.1

2005 Annual Meeting of Shareholders Re-Viewing the Future June 15, 2005 Transforming people from absent or idle to present and productive . . . RTW, Inc.

Information discussed at this 2005 Annual Meeting of Shareholders may contain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995 and other related laws. While we believe these statements are reasonable, our actual results could differ materially from those results that we may express. Please refer to our "Challenges, risks, uncertainties and trends" and "Forward-Looking Statements" sections in the MD&A disclosure in our 2004 Report on Form 10-K and similar disclosures in our quarterly Reports on Form 10-Q for further inherent limitations. Safe Harbor Rule Disclosure

Your Company Overview Vision Comments and Questions Current Assessment Summary Business Strategy Recent Accomplishments

Vision In doing so, we: We transform people from Absent or Idle to Present and Productive Save Lives Improve Productivity Control Cost

Your Company Transforming people from absent or idle to present and productive . . .

Your Company Today's Legal Organization American Compensation Insurance Company No employees Underwrites workers' compensation insurance RTW, Inc. (NASDAQ: RTWI) Service company 140 employees; 4 offices in 3 states

Your Company Insurance - Licenses and Writings Licensed/Filed and Writing Business Licensed/Not Filed and Not Writing Business

Your Company Service - Existing Business Relationships Absentia customer locations

Your Company Our Executive Management Team John O. Goodwyne Chairman of the Board Jeffrey B. Murphy President and CEO Patricia M. Sheveland VP Case and Claims Management Alfred L. LaTendresse Executive VP and CFO David M. Dietz VP Absentia

Your Company Our Core Beliefs Employees who: #1 15% of the reported claims drive 80% of the system cost #2 Early intervention is the key to improve the outcome of these "15%" claims

Your Company Our Core Beliefs - The 15% Pyramid Some claims will be long-term in nature irrespective of what is done. 40% (6 of 15) have other non- injury issues in their lives including personal problems and addictive personalities . . . The injury is NOT the primary cause of lost time. Employees with underlying non-injury issues 60% (9 of 15) suffer a serious injury and want to return to work as soon as possible. Desire to return to work Feel ignored or neglected Get caught in the system Employees who:

Weeks of Disability % likelihood of return to work 0 4 8 12 16 20 24 28 32 36 40 44 48 52 100 90 78 50 40 28 23 18 12 10 9 8 6 2 Our Average: 2.7 weeks Your Company Our Core Beliefs - A Battle Against Time

Applied within 48 hours of the injury notice ID15(r) Your Company Knowing makes a difference . . . Allocates resources early and appropriately Identifies accurately the 15% claims Combines human expertise and technology: A probing evaluation conducted by our experienced nurse Proprietary software that scores the information collected in the nurse evaluation

Returning employees to work and life The RTW Solution(r) Your Company .. . . but knowing is only part of the equation Intervening immediately Managing to "the best possible outcome": Lowest Cost Best Treatment Earliest Return to Work

Your Company Managing the entire system is crucial . . . The RTW Solution(r) Medical Care Providers Employers Injured Employees Legal and Regulatory System Risk Bearer RTW

Leading-edge proprietary technology Proprietary Software Your Company .. . . Technology makes it possible Provides real-time data access Easy to electronically interface Scalable Paperless

2004 2003 2002 2001 Industry 0.364 0.1232 0.0702 0.0476 RTW 0.1686 0.0271 0.0156 0.0084 Open Claims (as a % of total reported with payment) Your Company We close claims faster . . . and keep them closed Source: 2004 Annual Statements, Schedule P, as filed with the NAIC

2001 2002 2003 2004 Industry 7354 7358 8820 10932 RTW 3821 4386 3940 5914 Average Reserve Cost Per Claim with Payment Your Company .. . . and our average claim cost is 46% better Source: 2004 Annual Statements, Schedule P, as filed with the NAIC

Recent Accomplishments Transforming people from absent or idle to present and productive . . .

Grew premiums profitably Recent Accomplishments A Review of 2004 Earned $9.9 million in 2004 Improved our A.M. Best rating from B to B+ Improved claim handling efficiency and closed claims more effectively Created our future, growing our service contracts to $5.0 million on an annual basis Increased our share value 45% Validated our core competencies and increased our visibility

Recent Accomplishments Results Thus Far in 2005 Improved reserve results Earned $1.0 million in Q1 2005, our 13th straight profitable quarter Continued to record reserves conservatively Improved our A.M. Best rating to B+ with a positive outlook (upward from a stable outlook) Grew annualized service contracts to $5.6 million Named our service division

Recent Accomplishments Grew Core Earnings (millions) Dec. 2002 Dec. 2003 Dec. 2004 Net Operating Income (non-GAAP) 0.2 0.1 4.1 Net Income 14.3 7 9.9

Recent Accomplishments Net Operating Income Reconciliation ($ in 000's)

Recent Accomplishments Grew Premiums in Force (millions) Dec. 2002 Dec. 2003 Dec. 2004 Mar. 2005 Premiums in Force 54.2 58.1 62.7 62.2

Recent Accomplishments Improved Insurance Company Surplus (millions) Dec. 2002 Dec. 2003 Dec. 2004 Mar. 2005 Premiums in Force 26.8 33 38.5 39

Recent Accomplishments Increased Market Capitalization (millions) Dec. 2002 Dec. 2003 Dec. 2004 Today Market Cap 8.6 33 49.4 53.6 Book Value 29.8 35.6 45.5 45.8 Stock price: 12/31/02 $1.68 12/31/03 $6.44 12/31/04 $9.32 6/7/05 $9.95

Current Assessment Transforming people from absent or idle to present and productive . . .

2004 - Learned about . . . Ourselves Who our customers are What they want and need How we deliver to address those needs Current Assessment Overview 2005 - Positioning for the future . . . Executing in insurance (profit ahead of growth) Acquiring and allocating resources to opportunities Aligning our organizational structure to the future Getting the right people leading the charge Developing a strong sales and marketing function Branding our service business Identifying and executing the right market opportunities Developing pipelines to expand our employee base

Current Assessment American Compensation Insurance Company Rates in our markets are softening All premium sizes are targeted Multi-line companies have returned to the market Disciplined underwriting is paramount - focus on profit Inadequate pricing will erode profit Medical inflation is increasing at double digit rates Reinsurance costs have not decreased Investment returns are at historical lows

Current Assessment Absentia We are successfully growing service revenue What we offer sells Our opportunity is incredible Customer service is strong for us and will continue to improve Our sales model is emerging We can do a better job of closing deals

Business Strategy Transforming people from absent or idle to present and productive . . .

Business Strategy Execute Insurance While Growing Service Grow service AND insurance Be opportunistic in premiums in force, focus on profit Grow service revenue Maintain the Core Insurance today is our primary source of revenue Build the Future Reshape our internal and external identity Drive Absentia revenue Expand our capabilities nationally Expand beyond workers' compensation

Maintaining the Core Insurance - our primary revenue source Maintain profit in underwriting - grow during a hard market and "right size" as prices soften Focus on our underwriting niche Write at the right price; say "NO" when necessary; non- renew unprofitable business Be opportunistic Expand our insurance product offerings Add small accounts to our appetite (new states) Consider writing large deductibles Write transformed (RTW "Elite") and credit-mod accounts

Maintaining the Core Insurance - our primary revenue source (continued) Drive new case and claim management capabilities Improve our ability to handle tough claims Redesign and automate processes to improve efficiency Develop a process to manage chronic pain Seek opportunities to reduce long-term and addictive medicine use Improve agency representation and performance Strengthen field underwriting in Colorado and Michigan Appoint new agencies to sell our product and value Focus the buyer on value not price

Building the Future RTW as a Service Organization Build RTW as a "service organization" Insurance experience prepared us for today Return to our roots Leverage our vision Diversify our offerings Thrive in "soft" insurance market conditions Be the "go to" absence solution Create customer-focused solutions Offer non-insurance services to customers Integrate our offerings horizontally and vertically

Building the Future Move beyond the point of first report . . . Start with pre-hire From hire to claim closure, we will close the circle by integrating horizontally: Close claims successfully, returning employees to work and life Identify and intervene at first report Provide workplace solutions

Building the Future Manage all systems in which people lose time We have to understand and execute in all to reduce absence by integrating vertically: Workers' compensation Short- and long-term disability Family medical leave act absence PTO and sick-leave programs

Building the Future Develop and Deliver to the Customer Deliver services that prospective customers value Leverage our competencies ID15(r) The RTW Solution(r) Proprietary systems solutions Add new competencies that complement what we do today Learn as we go and grow as we know

Building the Future Services Offered Today Integrated Absence Management Managing General Agent Third-party Administration Custom Services ACIC Dakota County MN ARP Midwest Ins.

Focus on the CUSTOMER Return-to-Work Programs The RTW Solution (r) Tail Claim Management Pre-Hire Screening Accident Prevention ID15 (r) Building the Future Custom Services - Closing the circle on absence

Return-to-Work Programs The RTW Solution (r) Tail Claim Management Pre-Hire Screening Accident Prevention ID15 (r) Building the Future The "Hub and Spoke" Model - What's missing? Employee Assistance Programs Functional Capacity Evaluation Human Resource Administration Future Opportunity Future Opportunity Future Opportunity

Building the Future Expanding Our Customer Base . . . Self-insured employers Agents and brokers Insurance companies Captives and self-insured groups Governmental entities and assigned risk plans Third-party administrators

Building the Future Our greatest risk is not taking one; we have to . . . Be hungry and aggressive Use size to our advantage - speed and agility Be creative and innovative problem-solvers Invest in competencies that expand our capabilities

Summary Transforming people from absent or idle to present and productive . . .

Increase the intrinsic value of RTW Summary Where are we going? Continue to execute in insurance: expand our products; size the insurance business based on market conditions and maintain price discipline Continue to diversify our service offerings; integrate horizontally and vertically Sell service; offer solutions that leverage our competencies; expand our capabilities

Summary We are an incredible company We transform the systems that we touch We provide a fresh approach We intervene and change outcomes Our results reflect our difference . . . customers benefit significantly

Transforming people from absent or idle to present and productive . . . Comments and Questions